UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

Intellisync Corporation

(Exact name of registrant as specified in its charter)

0-21709

(Commission File Number)

Delaware	77-0349154
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2550 North First Street, San Jose, California 95131

(408) 321-7650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Form 8-K including the accompanying exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 26, 2004, Intellisync Corporation. issued a press release of its financial results for the fiscal quarter ended July 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

The press release contains a reference to non-GAAP financial measures such as income or loss, on a total and per share basis. A “non-GAAP” financial measure is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the company’s financial statements. Non-GAAP income or loss is used by investors and analysts as an alternative to GAAP measures when evaluating the Company’s performance in comparison to other companies. The Company’s management believes that the presentation of non-GAAP income or loss, excluding amortization of purchased technology, in-process research and development, amortization of other intangible assets, non-cash stock compensation and non-recurring charges, provides useful information regarding the Company’s financial performance and earnings potential by calculating and quantifying the effect of certain charges on income or loss per share calculated in accordance with GAAP and gives investors and analysts insight into the profitability of the Company’s operating business. Management also believes that the presentation of the non-GAAP financial measure is consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.

The attached press release contains a condensed consolidated statements of operations reconciling non-GAAP income or loss used by the Company to the comparable GAAP measure. The non-GAAP financial measures used by the Company in the attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Title
99.1 1	Press Release of Intellisync Corporation dated August 26, 2004 (earnings results for the fourth fiscal quarter of 2004).

1	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2004	INTELLISYNC CORPORATION

	By:	/s/ J. KEITH KITCHEN
J. Keith Kitchen
Vice President of Finance and Administration and Chief Financial Officer
(Principal Financial and Accounting Officer)